Calamos® Family of Funds

Supplement dated June 18, 2009 to
Calamos® Family of Funds Prospectus dated March 1, 2009,
as previously supplemented on May 8, 2009

Class B Shares

Effective on July 31, 2009 (the “Closing Date”), the Funds in the Calamos® Family Of Funds will no longer accept purchases of Class B shares from new or existing investors, except from existing investors through Qualifying Transactions (as defined below). Shareholders who own Class B shares as of the Closing Date may continue to hold such shares until they convert to Class A shares. All Class B share characteristics, including the Rule 12b-1 distribution and service fees, contingent deferred sales charge (“CDSC”) schedule and conversion feature, remain unchanged.

On and after the Closing Date, the Funds will only offer Class B shares to existing investors and only through the following two types of transactions (collectively, “Qualifying Transactions”):

1.	Dividends and/or capital gain distributions may continue to be reinvested in Class B shares of the same Fund.

2.	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares.

Any initial purchase request for a Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

On and after the Closing Date, shareholders who own Class B shares of a Fund may purchase Class A or Class C shares of the same Fund without regard to the normal initial investment minimum for such shares. Those purchases will be subject to any applicable sales load. As described in the prospectus, for purposes of determining the applicable sales load, the value of an investor’s account will be deemed to include the value of all applicable shares in eligible accounts, including a Class B share account. For additional information, see “What classes of shares do the Funds offer?” beginning on page 90 of the prospectus. Investors should also consult their financial advisors for more information regarding Class A and Class C shares of the Funds.

Accordingly, effective on the Closing Date, the prospectus is hereby supplemented by eliminating all references to the ability to purchase Class B shares of the Funds, except by existing investors and only through Qualifying Transactions.

Waiver of Minimum Investment Amount

Effective immediately, the prospectus is being supplemented to revise the categories of accounts for whom a Fund may waive or reduce the minimum initial or subsequent investment amount.

The paragraph under “What is the minimum amount I can invest in the Funds?” beginning on page 93 of the prospectus is deleted and replaced by the following:

“No Fund may waive or reduce the minimum initial or subsequent investment requirement, except for any omnibus account or fee-based program of any financial intermediary with whom Calamos Advisors has entered into an agreement, including, without limitation, profit sharing or pension plans, Section 401(k) plans and Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. In addition, effective July 31, 2009, shareholders who own Class B shares of a Fund may purchase Class A or Class C shares of the same Fund without regard to the normal initial investment minimum for such shares.”

Retain this supplement for future reference

MFPROSPT2 6/09